UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 20, 2008
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On October 17, 2008, Coeur d’Alene Mines Corporation (the “Company”) filed an automatically effective registration statement on Form S-3 (No. 333-154391) (the “Registration Statement”) with the Securities and Exchange Commission, relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of an unlimited amount of common stock, preferred stock, debt securities, warrants and units of the Company.
     The Company is hereby filing certain exhibits in connection with its public offering under the Registration Statement of $50,000,000 aggregate principal amount of its Senior Secured Floating Rate Convertible Notes due 2012 (the “Notes”) and a warrant (the “Warrant”) for the purchase of up to $25,000,000 aggregate principal amount of additional notes. See “Item 9.01 Financial Statements and Exhibits.”
     On October 20, 2008, the Company filed, pursuant to Rule 424(b) under the Securities Act, a prospectus supplement, dated October 20, 2008, relating to the public offering of the Notes and Warrant. The Company issued and sold the Notes and Warrant on October 20, 2008. The Notes were issued under an indenture, dated October 20, 2008 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a first supplemental indenture and security agreement, dated October 20, 2008 (the “Supplemental Indenture”), among the Company, the Company’s wholly owned subsidiary, Coeur Rochester, Inc., as grantor, and the Trustee.
     The Notes initially bear interest at a rate of 12.0%. The interest rate will be subject to reset quarterly at an interest rate of LIBOR plus 7.5% per year, provided that in no event will the annual rate be less than 9.0% or more than 12.0%. Interest on the Notes is payable quarterly on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2009. The Notes mature on October 15, 2012, unless earlier converted, redeemed or repurchased by the Company. The Notes will be secured by certain assets of the Company’s subsidiary, Coeur Rochester, Inc.
     The Notes are convertible, at the holder’s option, at an initial conversion rate of 869.5652 of the Company’s common shares per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $1.15 per share of common stock, subject to adjustment in certain circumstances.
     The Warrant is exercisable between February 7, 2009 and March 9, 2009 and entitles the holder to purchase up to $25,000,000 aggregate principal amount of the Notes at an exercise price approximately equal to the price of the Notes issued October 20, 2008.
     Copies of the Indenture, Supplemental Indenture, Notes, Warrant and Press Release relating to the offering are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information disclosed in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 in its entirety by reference.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits:

Exhibit
Number	Description of Exhibit
4.1	Indenture, between the Company and The Bank of New York Mellon, as trustee, dated October 20, 2008

4.2	First Supplemental Indenture and Security Agreement, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee, dated as of October 20, 2008

4.3	Senior Secured Floating Rate Convertible Note due 2012, dated October 20, 2008

4.4	Warrant to Purchase Senior Secured Floating Rate Convertible Notes due 2012 of Coeur d’Alene Mines Corporation, dated October 20, 2008

5.1	Opinion Letter of Kelli Kast, Esq.

5.2	Opinion Letter of Gibson, Dunn & Crutcher LLP

23.1	Consent of Kelli Kast, Esq. (including as part of Exhibit 5.1)

23.2	Consent of Gibson, Dunn & Crutcher LLP (including as part of Exhibit 5.2)

99.1	Press Release dated October 20, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: October 22, 2008	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
4.1	Indenture, between the Company and The Bank of New York Mellon, as trustee, dated October 20, 2008

4.2	First Supplemental Indenture and Security Agreement, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee, dated as of October 20, 2008

4.3	Senior Secured Floating Rate Convertible Note due 2012, dated October 20, 2008

4.4	Warrant to Purchase Senior Secured Floating Rate Convertible Notes due 2012 of Coeur d’Alene Mines Corporation, dated October 20, 2008

5.1	Opinion Letter of Kelli Kast, Esq.

5.2	Opinion Letter of Gibson, Dunn & Crutcher LLP

23.1	Consent of Kelli Kast, Esq. (including as part of Exhibit 5.1)

23.2	Consent of Gibson, Dunn & Crutcher LLP (including as part of Exhibit 5.2)

99.1	Press Release dated October 20, 2008

5